UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 3

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 25, 2004


                          AG-BAG INTERNATIONAL LIMITED
             (Exact name of registrant as specified in its charter)

         Delaware                                                 93-1143627
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(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

     2320 SE Ag-Bag Lane, Warrenton, OR                       97146
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  (Address of principal executive offices)                  (Zip Code)

                                 (503) 861-1644
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(i) On October 25, 2004, Moss Adams LLP notified Ag-Bag International Limited ("COMPANY") that it was resigning as the Company's independent accountant. The resignation became effective on October 25, 2004.


(ii) The report of Moss Adams LLP on the financial statements for the past two fiscal years ended December 31, 2003 and 2002, contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 2003 expressed substantial doubt regarding the Company's ability to continue as a going concern.


(iii) In connection with its audits for the two most recent fiscal years and through the effective date of Moss Adams LLP's resignation, there have been no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams LLP, would have caused it to make reference thereto in its reports on financial statements for such years.


(iv) The Company requested that Moss Adams LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agreed with the above statements. A copy of such letter, dated November 18, 2004, indicating their agreement with the Company's statements above, is filed as Exhibit 16.1 to this Form 8-K/A Amendment No. 3.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


16.1 Letter from Moss Adams LLP to the Securities and Exchange Commission dated November 18, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AG-BAG INTERNATIONAL LIMITED



Date:  November 18, 2004                      /s/ MIKE WALLIS
                                             -----------------------------------
                                              Mike Wallis
                                              Chief Financial Officer and Vice
                                              President, Finance